SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2012

ADVANCED CLOUD STORAGE, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-173537	27-4004890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 North Curry Street Carson city, Nevada	89703-4934
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 284-3703

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

356527.1

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.

Previous Independent Registered Public Accounting Firm.

A.   On August 2, 2012, the Company dismissed its independent registered public accounting firm, Seale and Beers, CPAs (“Seale and Beers”).

B.  The report of Seale and Beers for the year ending March 31, 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change accountants was approved by the Company’s board of directors on August 2, 2012, and on such date Li & Company, PC (“Li”) was engaged as the Company’s new independent registered public accountants.  The Company did not consult Li regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

D.  During the Company's most recent fiscal years and the subsequent interim period through August 2, 2012, the date of dismissal, there were no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Company’s financial statements.

E.  The Company has made the contents of its Form 8-K available to Seale and Beers and requested it to furnish a letter to the Securities and Exchange Commission (“Commission”) as to whether Seale and Beers agrees or disagrees with, or wishes to clarify the Company's expression of their views.  Seale and Beers has responded to our requests to furnish a letter to the Commission with such letter attached as Exhibit 16.1 to this Form 8-K.

2.

New Independent Registered Public Accounting Firm.

The Registrant has engaged Li as its new independent certified public accounting firm to audit the Registrant’s financial statements March 31, 2013. Prior to such engagement, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Seale and Beers, CPAS

356527.1

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Cloud Storage, Inc.

Date: August 9, 2012	By:	/s/ George Fredrik Meyer
Name: George Fredrik Meyer
Title: President

356527.1

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Seale and Beers, CPAS

356527.1